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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 333-39791


                         SUPPLEMENT TO THE PROSPECTUS
                 OF TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                              DATED MARCH 31, 1998


     On February 25, 1999, the Board of Trustees of TCW/DW Emerging Markets Opportunities Trust (the "Fund") approved a Plan of Liquidation and Dissolution to liquidate the Fund subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 8, 1999. A proxy statement formally detailing the proposal, the reasons for the Trustees' action, and information concerning the Plan of Liquidation and Dissolution will be distributed to shareholders of the Fund.






February 25, 1999